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                                                                    EXHIBIT 23.3


               CONSENT OF RYDER SCOTT COMPANY PETROLEUM ENGINEERS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of references to our firm contained in Santa Fe Energy Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994.



                                                             RYDER SCOTT COMPANY
                                                             PETROLEUM ENGINEERS


Houston, Texas
May 11, 1995